FOURTH AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (“Amendment”) is made effective this 27th day of November, 2007, by and between ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation (“Borrower”) and BANK OF OKLAHOMA, N.A. (“Lender”).

RECITALS

A.           Reference is made to the Revolving Credit and Term Loan Agreement between Borrower and Lender dated September 30, 2004, and amended September 30, 2005, September 30, 2006, and November 20, 2006 (as amended, the “Credit Agreement”), pursuant to which exists a $7,000,000 Revolving Line, an $8,000,000 Term Loan with an outstanding balance of $4,300,000 as of the date hereof, and a $2,760,000 Term Loan with an outstanding balance of $2,591,326 as of the date hereof.  Terms used herein shall have the meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

B.           Borrower has requested that Lender (i) extend the maturity of the $7,000,000 Revolving Line and (ii) extend the maturity of and increase the $8,000,000 Term Loan to $16,300,000, with the additional proceeds to be used for the purpose of purchase of the remaining $12,000,000 preferred stock owned by Ken and David Chymiak; and Lender is willing to accommodate such requests pursuant to the terms and conditions set forth in this Amendment.
AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Borrower and Lender do hereby agree as follows:

1.  AMENDMENTS TO THE CREDIT AGREEMENT.

1.1.  Section 1.30 (Letter of Credit Fee) is hereby amended to reflect that the Letter of Credit Fee, formerly “one and one-half percent (1.50%) per annum” shall now be “one and four tenths percent (1.40%) per annum”.
1.2.  Section 1.39 (Note Rate) is hereby deleted and replaced with the following:

              “1.38.  ‘Note Rate’ shall mean the LIBOR Rate plus one and four tenths percent (1.40%) per annum.”

1.3.  Section 2.1 ($8,000,000 Term Loan) is hereby amended to reflect that the principal amount of said loan is being increased to $16,300,000.  All references throughout the Credit
    Agreement and other Loan Documents to the “$8,000,000 Term Loan” and the “$8,000,000 Term Note” shall now mean and read “$16,300,000 Term Loan” and
    “$16,300,000 Term Note”, respectively.

1.4.  A new Section 2.4 is hereby added, as follows:

           “2.4.  Interest Credit.  Lender shall attempt to provide Borrower $300,000 in Oklahoma state income tax credits each year (“Tax Credits”), commencing with the calendar year ending
    December 31, 2008 and ending with the calendar year ending December 31, 2012.  For any said calendar year in which Lender is not able to provide the Tax Credits, Lender shall provide an interest credit to Borrower in an amount equal to fifteen hundredths of one percent (0.15%) of the average outstanding balance under the Revolving Credit and
    Term Loan Agreement (including the $7,000,000 Revolving Line, the $16,300,000 Term Loan, and the $2,760,000 Term Loan) during that year, effective for the first interest payment due in the following calendar year.”
1.5.  A new Section 3.3 is hereby added, as follows:

“3.3.  Key Man Life Insurance.  As additional security for the Loan, Borrower shall maintain a life insurance policy on the life of David Chymiak in an amount of not less than $5,000,000, the proceeds of which shall be assigned to Lender pursuant to the Assignment of Life Insurance Policy as Collateral, in form and content as set forth on Schedule ‘3.3’ hereto.”
1.6.  Section 7.11 (Dividends, Stock Redemptions) is hereby deleted and replaced with the following:

“7.11.  Dividends, Stock Redemptions.  Directly or indirectly declare or pay any dividend on, or make any other distribution with respect to (whether by reduction of capital or otherwise), any shares of its capital stock or make any advances or loans to stockholders; provided, however, that this covenant shall terminate upon the earlier to occur of (i) the payment in full of all Obligations under the $16,300,000 Term Loan, or (ii) Borrower’s maintaining a Leverage Ratio of less than 1.5 to 1.0 for four (4) consecutive quarters.”
1.7.  Section 8.3 (Effective Net Worth) is hereby deleted in its entirety.

2.  CONDITIONS PRECEDENT.  This Amendment and Lender's commitments under the Credit Agreement as amended hereby are conditioned upon satisfaction of the following at or before closing:

                  2.1.  Borrower shall execute and /or deliver to Lender the following:

2.1.1.  This Amendment;

2.1.2.  The $7,000,000 promissory Note in form and content set forth on Schedule “2.1.2” to this Amendment;

2.1.3.  The $16,300,000 promissory Note in form and content set forth on Schedule “2.1.3” to this Amendment;

2.1.4.  The Assignment of Life Insurance Policy as Collateral in form and content set forth on Schedule “2.1.4” to this Amendment;

2.1.5.  Certificates of Good Standing from the Borrower and each of the Guarantors; and

2.1.6.  any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3.  Representations.  As inducement for Lender to agree to this Amendment, the Borrower represents and warrants to Lender as follows: (i) all representations and warranties set forth in the Credit Agreement and other Loan Documents remain true and correct as of the date hereof, and all schedules remain true and correct; (ii) no Initial Default or Matured Default exists under the Credit Agreement or any other Loan Documents, and none shall arise as a result of the execution and performance under this Amendment and/or any documents executed and/or delivered by Borrower in connection herewith.

4.  Ratification of and Amendment to Documents.  Borrower hereby ratifies and confirms the Credit Agreement, together with all security agreements, financing statements, instruments, documents and/or agreements executed and/or delivered by Borrowers to Lender in connection therewith (ALoan Documents@), and Borrower acknowledges, agrees, represents and warrants that the Loan Documents are in full force and effect, binding and enforceable in accordance with their terms.

5.  Ratification of Guaranty.  Each Guarantor, by execution of the ratification following the signature page hereof, hereby agrees to the renewal of the $7,000,000 Revolving Line and the increase of the $8,000,000 Term Loan to $16,300,000, and hereby ratifies and confirms its Guaranty Agreement; and further confirms that, after giving effect to the amendments provided for herein, the Guaranty Agreement shall continue in full force and effect, and that each representation and warranty set forth therein remains true and correct as of the date hereof, and that the guaranteed indebtedness additionally includes the $16,300,000 Promissory Note, together with extensions and renewals thereto.

6.  Governing Law and Binding Effect.  This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and it, together with all documents executed and delivered in connection herewith, shall be binding upon the parties hereto, their respective successors and assigns.

7.  USA Patriot Act Notification.  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product.  What this means for Borrower:  When Borrower opens an account, if Borrower is an individual, Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower, and, if Borrower is not an individual, Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower.  Lender may also ask, if Borrower is an individual, to see Borrower's driver’s license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents.

8.   Fees.  Borrower shall not be obligated to pay the attorney fees incurred by Bank in connection with the preparation of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
"Borrower"

ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation

By /s/ Ken Chymiak
      Ken Chymiak, President and Chief
                  Executive Officer

“Lender"

BANK OF OKLAHOMA, N.A.

By /s/ W. Mack Renner
     W. Mack Renner, Vice President

RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Fourth Amendment to Revolving Credit and Term Loan Agreement (“Amendment”) dated effective November 27, 2007, to which this Ratification is affixed, the undersigned Guarantors each hereby agree to Section 5 of the Amendment and further hereby ratifies and confirms its Guaranty Agreement.

Tulsat Corporation, an Oklahoma corporation

By /s/ David Chymaik
      David Chymiak, President

ADDvantage Technologies Group of Missouri, Inc., a Missouri corporation

By /s/ David Chymiak
     David Chymiak, Vice President

ADDvantage Technologies Group of Nebraska, Inc., a Nebraska corporation

By /s/ Ken Chymiak
     Ken Chymiak, Vice President

ADDvantage Technologies Group of Texas, Inc., a Texas corporation

By /s/ Ken Chymiak
      Ken Chymiak, Vice President

NCS Industries, Inc., a Pennsylvania corporation

By /s/ David Chymiak
      David Chymiak, President

Tulsat-Atlanta, L.L.C., an Oklahoma limited liability company
(a subsidiary of Tulsat Corporation)

By:   ADDvantage Technologies Group, Inc.,
        Its sole member and Manager

By /s/ David Chymaik
             David Chymiak, Chairman of the Board

Schedule "2.1.2"

PROMISSORY NOTE

$7,000,000 November 27, 2007
 Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation ("Maker"), promises to pay to the order of BANK OF OKLAHOMA, N.A. ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) or, if less, the aggregate sum of advances made by Lender to Maker under the Revolving Credit and Term Loan Agreement between Maker and Lender dated September 30, 2004 (as amended, the “Credit Agreement”), payable as follows:

a.	Principal. Principal shall be payable on November 30, 2010.

b.
Interest.  Interest shall be payable quarterly on the last day of each February, May, August, and November, commencing February 29, 2008, and at maturity.  Interest shall accrue on the principal balance outstanding hereunder and on any past due interest hereunder at a rate at all times equal to the Note Rate (defined in the Credit Agreement).

If any payment shall be due on a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding banking day and interest shall accrue to such day.  All interest due hereon shall be computed on the actual number of days elapsed (365 or 366) based upon a 360-day year.

Such installment payments are to be applied first to the payment of interest on the principal balance from time to time remaining unpaid at the aforesaid rate, and any balance shall be used to reduce the principal balance; except that if any advances made by the holder hereof under the terms of any instrument, document or agreement executed by Maker in connection herewith have not been repaid, any monies received may, at the option of holder, be applied first to repay such advances and interest thereon, and the balance, if any, applied to any installment then due.  Any prepayments shall be applied to installments in the inverse order of occurrence.

All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event.  The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

If any payment required by this Note to be made is not made within five (5) days of when due, or if any default occurs under any loan agreement or under the provisions of any mortgage, security agreement, assignment, pledge or other document or agreement which provides security for the indebtedness evidenced by this Note, the holder hereof may, at its option, without notice or demand, declare this Note in default and all indebtedness due and owing hereunder immediately due and payable.  Interest from the date of default on such principal balance and on any past due interest hereunder shall accrue at the rate of two percent (2%) per annum above the nondefault interest rate accruing hereunder.  The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any endorser, guarantor or surety.  Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

Upon the occurrence of any default hereunder, Lender shall have the right, immediately and without further action by it, to set off against this Note all money owed by Lender in any capacity to the Maker or any guarantor, endorser or other person who is or might be liable for payment hereof, whether or not due, and also to set off against all other liabilities of Maker to Lender all money owed by Lender in any capacity to Maker; and Lender shall be deemed to have exercised such right of setoff and to have made a charge against such money immediately upon the occurrence of such default even though such charge is made or entered into the books of Lender subsequently thereto.

The holder of this Note may collect a late charge not to exceed an amount equal to five percent (5%) of the amount of any payment which is not paid within ten (10) days from the due date thereof, for the purposes of covering the extra expenses involved in handling delinquent payments.  This late charge provision shall not be applicable in the event the holder hereof, at its option, elects to receive interest at the increased rate as provided hereunder in the event of default.

This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma.

This Note constitutes an extension of the $7,000,000 Promissory Note from Maker to Lender dated November 20, 2006.

[Signature page follows.]

[Signature Page to $7,000,000 Promissory Note]

ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation

By /s/ Ken Chymiak
                Ken Chymiak, President and Chief
                 Executive Officer

Schedule "2.1.3"

PROMISSORY NOTE

$16,300,000 November 27, 2007
 Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation ("Maker"), promises to pay to the order of BANK OF OKLAHOMA, N.A. ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of SIXTEEN MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($16,300,000.00) pursuant to the terms of the Revolving Credit and Term Loan Agreement between Maker and Lender dated September 30, 2004, and amended of even date herewith (as amended, the “Credit Agreement”).  Payments shall be due quarterly, on the last day of each February, May, August, and November, commencing February 28, 2009, with the last payment, due November 30, 2012, equal to the outstanding balance of principal and interest hereunder.  Each payment shall consist of principal payments of $407,500 plus accrued interest.  Interest shall accrue on the principal balance outstanding hereunder and on any past due interest hereunder at a rate at all times equal to the Note Rate (defined in the Credit Agreement).

If any payment shall be due on a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding banking day and interest shall accrue to such day.  All interest due hereon shall be computed on the actual number of days elapsed (365 or 366) based upon a 360-day year.

All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event.  The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

If any payment required by this Note to be made is not made within five (5) days of when due, or if any default occurs under any loan agreement or under the provisions of any mortgage, security agreement, assignment, pledge or other document or agreement which provides security for the indebtedness evidenced by this Note, the holder hereof may, at its option, without notice or demand, declare this Note in default and all indebtedness due and owing hereunder immediately due and payable.  Interest from the date of default on such principal balance and on any past due interest hereunder shall accrue at the rate of two percent (2%) per annum above the nondefault interest rate accruing hereunder.  The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any  endorser, guarantor or surety.  Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

Upon the occurrence of any default hereunder, Lender shall have the right, immediately and without further action by it, to set off against this Note all money owed by Lender in any capacity to the Maker or any guarantor, endorser or other person who is or might be liable for payment hereof, whether or not due, and also to set off against all other liabilities of Maker to Lender all money owed by Lender in any capacity to Maker; and Lender shall be deemed to have exercised such right of setoff and to have made a charge against such money immediately upon the occurrence of such default even though such charge is made or entered into the books of Lender subsequently thereto.

The holder of this Note may collect a late charge not to exceed an amount equal to five percent (5%) of the amount of any payment which is not paid within ten (10) days from the due date thereof, for the purposes of covering the extra expenses involved in handling delinquent payments.  This late charge provision shall not be applicable in the event the holder hereof, at its option, elects to receive interest at the increased rate as provided hereunder in the event of default.

This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma.

This Note constitutes an increase and extension of the $8,000,000 Promissory Note from Maker to Lender dated September 30, 2004.

[Signature Page to Follow]

[Signature Page to $16,300,000 Promissory Note]

ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation

By /s/ Ken Chymiak
     Ken Chymiak, President and Chief
     Executive Officer

Schedule "2.1.4"

ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

"Insured"                                                                           "Bank"
David Chymiak ______________________ ______________________	BANK OF OKLAHOMA, N.A. P.O. Box 2300 Tulsa, OK 74192 Attn: W. Mack Renner

"Insurer"
Policy Number: _______________________
_____________________________
_____________________________                                                                                                Date of Assignment:

A.           For value received, and as of the Date shown above, the undersigned hereby assign, transfer and set over to the Bank named herein, its successors and assigns (herein called the "Assignee") the Life Insurance Policy numbered above issued by the Insurer shown above (herein called the "Insurer") and any supplementary contracts issued in connection therewith (said Policy and contracts being herein called the "Policy") upon the life of the above named Insured and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which may exist against the Policy.  The undersigned by this instrument jointly and severally agree and the Assignee by the acceptance of this Assignment agrees to the conditions and provisions herein set forth.

B.           It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this Assignment and pass by virtue hereof:

1.	The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

2.	The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;

3.
The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;

4.
The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or share of surplus, dividend deposits and additions shall continue on the plan in force at the time of this Assignment; and

5.	The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

C.           It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this Assignment and do not pass by virtue hereof:

1.	The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;

2.	The right to designate and change the beneficiary;

3.	The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer;

but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this Assignment and to the rights of the Assignee hereunder.

D.           This Assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise between any of the undersigned and the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").

E.           The Assignee covenants and agrees with the undersigned as follows:

1.
That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the policy had this Assignment not been executed;

2.
That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first-class mail, to the undersigned at the addresses last supplied in writing to the Assignee specifically referring to this Assignment, notice of intention to exercise such right; and

3.
That the Assignee will upon request forward without reasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F.           The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph E(2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee.  The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer.  Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be required by the Assignee.

G.           The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds, shall become a part of the Liabilities hereby secured, shall be due immediately, and shall draw interest at a rate fixed by the Assignee from time to time not exceeding the maximum allowed by law.

H.           The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by Paragraph E(2) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned, or any of them.

I.           The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this Assignment, without resorting to other security.

J.           In the event of any conflict between the provisions of this Assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this Assignment shall prevail.

K.           Each of the undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

[Signature Page Follows]

WITNESSES: ______________________________ ______________________________ ______________________________	SIGNATURES: ____________________________________ OWNER ____________________________________ OWNER ____________________________________ BENEFICIARY ____________________________________ BENEFICIARY

ACKNOWLEDGEMENT

STATE OF                                                                 )
) ss.
COUNTY OF ________________                                                                           )

The foregoing instrument was acknowledged before me this ______ day of November, 2007, by ________________________________________.

My Commission Expires:
____________________________________
Notary Public